EXHIBIT 32.2
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CERTIFICATION PURSUANT TO THE SARBANES-OXLEY ACT
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur N. Robins, Chief Executive Officer of Encompass Holdings, Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

This Annual Report on Form 10-KSB/A of the Company for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission (the "report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 26, 2006
                                          /s/ ARTHUR N. ROBINS
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                                          Arthur N. Robins
                                          Chief Executive Officer